Exhibit 99.2

Schering-Plough Corporation
Statements of Consolidated Income
(Dollars in Millions, except EPS)

	2004							2003
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.
Net Sales	1,963							2,082	2,308	4,389	1,998	6,386	1,948	8,334	(6%)
Cost of Sales	740							658	784	1,442	652	2,094	739	2,833	13%

Gross Margin	1,223							1,424	1,524	2,947	1,346	4,292	1,209	5,501	(14%)
Total SG&A	914							843	938	1,780	873	2,653	821	3,474	9%
Research & Development	372							322	369	691	382	1,074	395	1,469	15%
Other, Net	36							13	(4)	8	41	49	10	59	N/M
Special Charges*	70							—	20	20	350	370	229	599	N/M
Equity (Income)/Loss from Cholesterol Joint Venture	(78)							30	(26)	4	(24)	(21)	(33)	(54)	N/M

(Loss)/Income before Income Taxes	(91)							216	227	444	(276)	167	(213)	(46)	N/M
Income Tax (Benefit)/Expense	(18)							43	45	89	(11)	77	(32)	46	N/M

Net (Loss)/Income	(73)							173	182	355	(265)	90	(181)	(92)	N/M

Diluted (Loss)/Earnings per Common Share	(0.05)							0.12	0.12	0.24	(0.18)	0.06	(0.12)	(0.06)	N/M

Avg. Shares Outstanding- Diluted	1,471							1,470	1,471	1,471	1,469	1,470	1,470	1,469
Actual Shares Outstanding	1,472							1,469	1,469	1,469	1,469	1,469	1,471	1,471

Ratios To Net Sales
Net Sales	100.0%							100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of Sales	37.7%							31.6%	34.0%	32.9%	32.6%	32.8%	37.9%	34.0%
Gross Margin	62.3%							68.4%	66.0%	67.1%	67.4%	67.2%	62.1%	66.0%
Total SG&A	46.6%							40.5%	40.6%	40.6%	43.7%	41.5%	42.1%	41.7%
Research & Development	19.0%							15.5%	16.0%	15.8%	19.1%	16.8%	20.3%	17.6%
(Loss)/Income Before Income Taxes	(4.6%)							10.4%	9.8%	10.1%	(13.8%)	2.6%	(11.0%)	(0.6%)
Income Taxes (Benefit)/Expense	(0.9%)							2.1%	2.0%	2.0%	(0.6%)	1.2%	(1.6%)	0.5%
Net (Loss)/Income	(3.7%)							8.3%	7.9%	8.1%	(13.3%)	1.4%	(9.3%)	(1.1%)

*	Special Charges for the first quarter of 2004 included $44 million of employee termination costs and $26 million of asset impairment charges primarily related to the the company’s anticipated exit from a small European research-and-development facility.

Special Charges for 2003 included $20 million of asset impairment charges related to manufacturing facility assets recorded in the second quarter, the $350 million provision to increase litigation reserves recorded in the third quarter and $179 million of employee termination costs, primarily related to the VERP in the United States, as well as $50 million of asset impairment charges related to certain fixed and intangible assets recorded in the fourth quarter.

All figures rounded. Totals may not add due to rounding. N/M — not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED SALES
(Dollars in Millions)

	2004							2003
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.
Total Global Pharm:	1,481							1,646	1,871	3,517	1,585	5,101	1,509	6,611	(10%)
U.S.	411							643	757	1,401	549	1,950	426	2,376	(36%)
International	1,070							1,003	1,113	2,116	1,035	3,151	1,083	4,235	7%

Consumer Health Care:	312							293	266	559	243	802	225	1,026	7%
OTC:	157							157	135	291	149	441	147	588	N/M
OTC Claritin *	117							129	97	225	111	336	97	432	(9%)
Other OTC	40							28	38	66	38	105	50	156	40%
Foot Care:	76							62	83	145	80	224	68	292	24%
Sun Care:	79							74	48	123	14	137	10	146	7%

Animal Health:	170							143	171	313	170	483	214	697	20%
U.S.	41							45	49	94	57	150	68	218	(9%)
International	129							98	122	220	113	333	146	479	32%

Total Consolidated:	1,963							2,082	2,308	4,389	1,998	6,386	1,948	8,334	(6%)

U.S.	738							965	1,047	2,012	836	2,848	712	3,559	(23%)
International	1,225							1,116	1,261	2,378	1,162	3,539	1,236	4,775	10%

*	Includes sales of Claritin in Canada.

Notes:	Certain prior period amounts have been reclassified to conform to the current year presentation.

All figures rounded. Totals may not add due to rounding. N/M — not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
GLOBAL PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	Global			U.S.			International
	2004	2003		2004	2003		2004	2003
	1st	1st	1st Qtr.	1st	1st	1st Qtr.	1st	1st	1st Qtr.
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$1st Qtr.	$		$1st Qtr.	$		$1st Qtr.
Total Global Pharm:	1,481	1,646	(10%)	411	643	(36%)	1,070	1,003	7%
Remicade	165	114	45%	—	—	—	165	114	45%
PEG-Intron	148	221	(33%)	63	126	(50%)	85	95	(10%)
Nasonex	140	79	78%	82	34	N/M	58	44	31%
Clarinex	130	173	(25%)	69	133	(48%)	61	41	50%
Rebetol	99	219	(55%)	31	136	(77%)	68	83	(18%)
Claritin Rx *	91	89	3%	—	—	—	91	89	3%
Temodar	86	59	46%	37	26	45%	49	34	46%
Integrilin	73	89	(18%)	68	84	(20%)	5	5	10%
Intron A	69	74	(7%)	18	15	15%	51	59	(13%)
Subutex	44	31	44%	—	—	—	44	31	44%
Elocon	38	39	(1%)	7	10	(28%)	31	29	8%
Caelyx	34	22	55%	—	—	—	34	22	55%

*	Includes international sales of Claritin Rx only. Canadian sales of Claritin are now reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

Notes:	Worldwide sales of Zetia totaled $189 million in the 2004 first quarter compared with sales of $46 million in 2003. U.S. sales of Zetia were $169 million in the 2004 first quarter.
Certain prior period amounts have been reclassified to conform to the current year presentation.
All figures rounded. Totals may not add due to rounding. N/M — not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
GLOBAL PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2004							2003
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.
Total Global Pharm:	1,481							1,646	1,871	3,517	1,585	5,101	1,509	6,611	(10%)
Remicade	165							114	126	240	142	382	159	540	45%
PEG-Intron	148							221	247	469	172	641	162	802	(33%)
Nasonex	140							79	175	254	114	368	132	500	78%
Clarinex	130							173	219	392	169	561	133	694	(25%)
Rebetol	99							219	196	415	125	540	100	639	(55%)
Claritin Rx *	91							89	90	179	68	247	81	328	3%
Temodar	86							59	87	146	90	237	87	324	46%
Integrilin	73							89	92	181	79	260	46	306	(18%)
Intron A	69							74	125	199	103	302	107	409	(7%)
Subutex	44							31	36	66	37	103	41	144	44%
Elocon	38							39	41	80	41	121	33	154	(1%)
Caelyx	34							22	26	49	30	78	32	111	55%

*	Includes international sales of Claritin Rx only. Canadian sales of Claritin are now reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

Notes:	Worldwide sales of Zetia totaled $189 million in the 2004 first quarter compared with sales of $46 million in 2003. U.S. sales of Zetia were $169 million in the 2004 first quarter.
Certain prior period amounts have been reclassified to conform to the current year presentation. All figures rounded.
Totals may not add due to rounding. N/M — not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2004							2003
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.
Total U.S. Pharm:	411							643	757	1,401	549	1,950	426	2,376	(36%)
PEG-Intron	63							126	146	272	85	358	76	434	(50%)
Nasonex	82							34	115	149	74	223	78	301	N/M
Clarinex	69							133	144	277	128	405	93	498	(48%)
Rebetol	31							136	102	238	50	288	18	306	(77%)
Temodar	37							26	48	73	47	120	39	159	45%
Integrilin	68							84	87	171	73	244	40	284	(20%)
Intron A	18							15	54	69	38	107	37	144	15%
Elocon	7							10	11	21	12	33	3	37	(28%)

All figures rounded. Totals may not add due to rounding. N/M — not a meaningful percentage.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT SALES
(Dollars in Millions)

	2004							2003
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th		1st Qtr.
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$	$	$	$	$		$1st Qtr.
Total International Pharm:	1,070							1,003	1,113	2,116	1,035	3,151	1,083	4,235	7%
Remicade	165							114	126	240	142	382	159	540	45%
PEG-Intron	85							95	101	196	87	283	85	368	(10%)
Nasonex	58							44	60	105	39	144	55	199	31%
Clarinex	61							41	75	116	41	157	40	196	50%
Rebetol	68							83	94	177	75	252	81	333	(18%)
Claritin Rx	91							89	90	179	68	247	81	328	3%
Temodar	49							34	40	73	44	117	48	165	46%
Integrilin	5							5	5	10	6	16	6	22	10%
Intron A	51							59	71	130	65	195	70	265	(13%)
Subutex	44							31	36	66	37	103	41	144	44%
Elocon	31							29	30	58	29	88	30	117	8%
Caelyx	34							22	26	49	30	78	32	111	55%

Notes:	Certain prior period amounts have been reclassified to conform to the current year presentation. All figures rounded. Totals may not add due to rounding. N/M — not a meaningful percentage.

MISCELLANEOUS DATA
(Dollars in Millions)

	2004							2003
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Geographic Sales
U.S.	738							965	1,047	2,012	836	2,848	712	3,559
Europe and Canada	874							777	935	1,711	849	2,560	849	3,410
Latin America	174							171	163	334	184	517	199	716
Pacific Area and Asia	177							169	163	332	129	461	188	649
Consolidated Sales	1,963							2,082	2,308	4,389	1,998	6,386	1,948	8,334

	2004							2003
	1st	2nd	6	3rd	9	4th		1st	2nd	6	3rd	9	4th
	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year	Qtr.	Qtr.	Mos.	Qtr.	Mos.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$	$	$	$	$
Consolidated Sales
Growth Rates:
As Reported	(6%)							(19%)	(19%)	(19%)	(17%)	(18%)	(18%)	(18%)
Excluding Exchange	(12%)							(23%)	(24%)	(24%)	(21%)	(23%)	(24%)	(23%)
Other, Net
Interest Income	$14							$13	$15	$28	$9	$37	$20	$57
Interest Expense	(48)							(13)	(12)	(25)	(24)	(49)	(32)	(81)
FX Gains/(Losses)	(1)							(1)	—	(1)	1	(1)	—	(1)
Other Income/(Expense)*	(1)							(12)	1	(10)	(27)	(36)	2	(34)

Total — Other, Net	($36)							($13)	$4	($8)	($41)	($49)	($10)	($59)
Effective Tax Rate	20.0%							20.0%	20.0%	20.0%	* *	* *	15.0%	* *

**	In the 2003 third quarter, the company reduced its estimate of the 2003 annual effective tax rate to 15% from 20% on income, excluding the $350 million non-tax deductible provision to increase litigation reserves.

Note:	All figures rounded. Totals may not add due to rounding. N/M — not a meaningful percentage.

Lisa W. DeBerardine	908-298-7437
Janet M. Barth	908-298-7417